SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK VARIABLE INSURANCE TRUST

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

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JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

[July 18, 2022]

Dear Variable Annuity and Variable Life Contract Owners:

Management has proposed a number of important changes affecting the separate investment portfolios (the “Funds”) of John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”). To consider and vote on these proposed changes, a Special Meeting of Shareholders of JHVIT will be held via telephone only in light of the COVID-19 pandemic, on September 9, 2022 at [      ], Eastern Time (the “Meeting”). We encourage you to read the attached materials in their entirety.

[The Trust is sensitive to the health and travel concerns that variable insurance and annuity contract owners eligible to give voting instructions and shareholders may have and the protocols that federal, state, and local governments may impose at the time of the Meeting. Due to the difficulties arising from the COVID-19 pandemic, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Trust will announce alternative arrangements for the Meeting as soon as possible. If there are any such changes to the Meeting, the Trust may not deliver additional soliciting materials to shareholders or otherwise amend the Trust’s proxy materials. Instead, the Trust plans to announce these changes, if any, by: (i) issuing a press release at [jhinvestments.com/about-us/press-releases.com] and encourage you to check this website before the Meeting; and (ii) filing the announcement with the Securities and Exchange Commission. We are urging all variable insurance and annuity contract owners eligible to give voting instructions and shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card.

Attending the Meeting via Telephone

To participate in the Meeting, contract owners eligible to give voting instructions and shareholders of the Funds must call [     ] at [     ] no later than [5:00 p.m.] Eastern Time on [           , 2022], and provide your full name and address. You will then be provided with the conference call dial-in information to attend the Meeting.

Telephonic access to the Meeting is limited to variable insurance and annuity contract owners who are authorized to give voting instructions to shareholders and to representatives of the insurance company separate accounts that own shares of the Fund.]

Proposals

The following is an overview of the proposals for which you are being asked to provide voting instructions.

Proposals Affecting All of the Funds. All variable insurance and annuity contract owners eligible to give voting instructions and shareholders of all of the Funds as indicated below are being asked to approve:

•	The election of eight Trustees as members of the Board of Trustees of JHVIT (the “Board”);

•	An Amendment to JHVIT’s Declaration of Trust increasing the amount of time permitted between a record date and a shareholder meeting; and

•	An Amendment to JHVIT’s Declaration of Trust modifying certain amendment filing requirements.

* * *

 Although you are not a shareholder of JHVIT, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”) and John Hancock Life Insurance Company of New York (“JHLICO New York”) (collectively, the “John Hancock Insurance Companies”) and certain insurance companies that are not affiliated with JHVIT (“External Insurance Companies”) are invested in subaccounts of separate accounts established by these companies, and each subaccount invests in shares of one of the Funds. (the John Hancock Insurance Companies and the External Insurance Companies are collectively referred to as the “Insurance Companies”)

You have the right to instruct the Insurance Companies, as appropriate, how to vote the shares of JHVIT attributable to your contract as of July 11, 2022, the record date for the Meeting.

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for JHVIT, and a Voting Instructions Form for each Fund in which your contract values were invested as of the record date. The number of shares that represents your voting interest appears in each Voting Instructions Form. The Proxy Statement provides background information and describes in detail each of the matters to be voted on at the Meeting.

The Board has unanimously approved each of the proposals and recommends that you give voting instructions “FOR” their approval.

In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement and then complete and mail your Voting Instructions Form(s) in the attached postage-paid envelope, allowing sufficient time for their receipt by [         , 2022]. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the Voting Instructions Form.

If you have any questions regarding the Meeting, please call one of the following numbers:

--For JHLICO (U.S.A.) variable annuity contracts:	[ ]
--For JHLICO (U.S.A.) variable life contracts:	[ ]
--For JHLICO New York variable annuity contracts:	[ ]
--For JHLICO New York variable life contracts:	[ ]

Sincerely,

Christopher Sechler
Secretary
John Hancock Variable Insurance Trust
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JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of John Hancock Variable Insurance Trust:

Notice is hereby given that a Special Meeting of Shareholders of John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) will be held [at 200 Berkeley Street, Boston, Massachusetts 02116] [via telephone only in light of the COVID-19 pandemic], on September 9, 2022 at [       ], Eastern Time (the “Meeting”).

[The Trust is sensitive to the health and travel concerns that variable insurance and annuity contract owners eligible to give voting instructions and shareholders may have and the protocols that federal, state, and local governments may impose at the time of the Meeting. Due to the difficulties arising from the COVID-19 pandemic, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Trust will announce alternative arrangements for the Meeting as soon as possible. If there are any such changes to the Meeting, the Trust may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. Instead, the Trust plans to announce these changes, if any, by: (i) issuing a press release at jhinvestments.com/about-us/press-releases.com and encourage you to check this website before the Meeting; and (ii) filing the announcement with the Securities and Exchange Commission. We are urging all variable insurance and annuity contract owners eligible to give voting instructions and shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card.

Attending the Meeting via Telephone

To participate in the Meeting, contract owners eligible to give voting instructions and shareholders of the Fund must call [      ] at [      ] no later than [5:00 p.m.] Eastern Time on [      ], 2022, and provide your full name and address. You will then be provided with the conference call dial-in information to attend the Meeting.

Telephonic access to the Meeting is limited to variable insurance and annuity contract owners who are authorized to give voting instructions to shareholders and to representatives of the insurance company separate accounts that own shares of the Fund.]

A Proxy Statement providing information about the purposes of the Meeting is included with this notice. The Meeting will be held for the following purposes:

Proposal 1	Election of eight Trustees as members of the Board of Trustees of JHVIT.
(All Funds of JHVIT will vote on Proposal 1).

Proposal 2	An Amendment to JHVIT’s Declaration of Trust increasing the amount of time permitted between record date and shareholder meeting; and
(All Funds of JHVIT will vote on Proposal 2.)

Proposal 3	An Amendment to JHVIT’s Declaration of Trust modifying certain amendment filing requirements; and
(All Funds of JHVIT will vote on Proposal 3.)

Any other business that may properly come before the Meeting.

The Board of Trustees of JHVIT recommends that shareholders vote “FOR” all of the Proposals.

Each variable insurance and annuity contract owner eligible to give voting instructions and shareholder of record at the close of business on July 11, 2022 is entitled to receive notice of and to vote at the Meeting.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States. If variable insurance and annuity contract owners eligible to give voting instructions and shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

Sincerely,

Christopher Sechler
Secretary
John Hancock Variable Insurance Trust

[July 18, 2022]

Boston, Massachusetts

ii

JOHN HANCOCK VARIABLE INSURANCE TRUST

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 9, 2022

[July 18, 2022]

500 INDEX TRUST

ACTIVE BOND TRUST

AMERICAN ASSET ALLOCATION TRUST

AMERICAN GLOBAL GROWTH TRUST

AMERICAN GROWTH TRUST

AMERICAN GROWTH-INCOME TRUST

AMERICAN INTERNATIONAL TRUST

BLUE CHIP GROWTH TRUST

CAPITAL APPRECIATION TRUST

CAPITAL APPRECIATION VALUE TRUST

CORE BOND TRUST

DISCIPLINED VALUE INTERNATIONAL TRUST

EMERGING MARKETS VALUE TRUST

EQUITY INCOME TRUST

FINANCIAL INDUSTRIES TRUST

FUNDAMENTAL ALL CAP CORE TRUST

FUNDAMENTAL LARGE CAP VALUE TRUST

GLOBAL EQUITY TRUST (FORMERLY GLOBAL TRUST)

HEALTH SCIENCES TRUST

HIGH YIELD TRUST

INTERNATIONAL EQUITY INDEX TRUST

INTERNATIONAL SMALL COMPANY TRUST

INVESTMENT QUALITY BOND TRUST

LIFESTYLE BALANCED PORTFOLIO

LIFESTYLE CONSERVATIVE PORTFOLIO

LIFESTYLE GROWTH PORTFOLIO

LIFESTYLE MODERATE PORTFOLIO

MANAGED VOLATILITY BALANCED PORTFOLIO

MANAGED VOLATILITY CONSERVATIVE PORTFOLIO

MANAGED VOLATILITY GROWTH PORTFOLIO

MANAGED VOLATILITY MODERATE PORTFOLIO

MID CAP INDEX TRUST

MID CAP GROWTH TRUST

MID VALUE TRUST

MONEY MARKET TRUST

OPPORTUNISTIC FIXED INCOME TRUST

REAL ESTATE SECURITIES TRUST

SCIENCE & TECHNOLOGY TRUST

SELECT BOND TRUST

SHORT TERM GOVERNMENT INCOME TRUST

SMALL CAP INDEX TRUST

SMALL CAP OPPORTUNITIES TRUST

SMALL CAP STOCK TRUST

SMALL CAP VALUE TRUST

SMALL COMPANY VALUE TRUST

STRATEGIC EQUITY ALLOCATION TRUST

STRATEGIC INCOME OPPORTUNITIES TRUST

TOTAL BOND MARKET TRUST

TOTAL STOCK MARKET INDEX TRUST

ULTRA SHORT TERM BOND TRUST

(each a “Fund” and collectively, the “Funds”)

TABLE OF CONTENTS

(Including Summary of Proposals)

Page
Introduction
Shareholders and Voting Information
Proposal 1	Election of eight Trustees as members of the Board of Trustees of JHVIT	[ ]
(All shareholders of JHVIT will vote on Proposal 1).

Proposal 2	An Amendment to JHVIT’s Agreement and Declaration of Trust increasing the amount of time permitted between record date and shareholder meeting	[ ]
(All shareholders of JHVIT will vote on Proposal 2).

Proposal 3	An Amendment to JHVIT’s Agreement and Declaration of Trust modifying certain amendment filing requirements	[ ]
(All shareholders of JHVIT will vote on Proposal 3).

Independent Registered Public Accounting Firm		[ ]
Other Matters		[ ]

Appendices:

Appendix A	Outstanding Shares and Share Ownership	[ ]
Appendix B	Procedures for the Selection of Independent Trustees	[ ]
ii

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 9, 2022

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of John Hancock Variable Insurance Trust (the “JHVIT” or the “Trust”) of proxies to be used at a special meeting of shareholders of JHVIT to be held at [200 Berkeley Street, Boston, Massachusetts 02116*] [via telephone only in light of the COVID-19 pandemic], on September 9, 2022 at [      ], Eastern Time (the “Meeting”). Pursuant to the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Board has designated July 11, 2022 as the record date for determining variable insurance and annuity contract owners eligible to give voting instructions and shareholders eligible to vote at the Meeting (the “Record Date”). All variable insurance and annuity contract owners eligible to give voting instructions and shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of JHVIT held. This Proxy Statement is first being sent to variable insurance and annuity contract owners eligible to give voting instructions and shareholders on or about [July 18, 2022].

JHVIT. JHVIT is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act”). The shares of JHVIT being offered as of the Record Date were divided into series corresponding to the 50 portfolios (each, a “Fund,” collectively, the “Funds”) named on the cover of this Proxy Statement and offered by JHVIT. The Trust does not sell its shares directly to the public but generally only to affiliated and unaffiliated insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies, as permitted by applicable law, and other series of the Trust that operate as funds of funds (“Fund of Funds”). Shares of the Trust also may be sold to certain qualified pension and retirement plans.

Investment Management. John Hancock Variable Trust Advisers LLC (the “Advisor”) serves as investment advisor for JHVIT and each series of the Trust. Pursuant to an amended and restated investment advisory agreement with the Trust dated June 30, 2020, as amended (the “Advisory Agreement”), the Advisor is responsible for, among other things, administering the business and affairs of JHVIT and selecting, contracting with, compensating and monitoring the investment subadvisors that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Advisor. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Each of the subadvisors to the Funds is also registered as an investment advisor under the Advisers Act.

The Distributor. John Hancock Distributors, LLC (“JH Distributors”) serves as JHVIT’s distributor.

The offices of the Advisor and JH Distributors are located at 200 Berkeley Street, Boston, Massachusetts 02116, and their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

* [Due to the difficulties arising from the COVID-19 pandemic, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will announce alternative arrangements for the Meeting as soon as possible.]

* * *

As used in this Proxy Statement, the term “Lifestyle Trusts” refers collectively to the Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, and Lifestyle Moderate Portfolio; and “Managed Volatility Trusts” refers collectively to the Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio, and Managed Volatility Moderate Portfolio.

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SUMMARY OF PROPOSALS

Proposal Number	Proposal	Fund or Class of Shareholders Solicited
1	Election of eight Trustees as members of the Board of Trustees of JHVIT	All Funds of JHVIT will vote on Proposal 1.
2	Amendment to JHVIT’s Declaration of Trust to increase time permitted between record date and shareholder meeting	All Funds of JHVIT will vote on Proposal 2.
3	Amendment to JHVIT’s Declaration of Trust modifying certain amendment filing requirements	All Funds of JHVIT will vote on Proposal 3.

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of the Trust

The Trust does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for contracts issued by such companies, and certain entities affiliated with the insurance companies and those series of the Trust that operate as funds of funds and invest in other Trust funds (“Fund of Funds”). Shares of the Trust are sold principally to John Hancock Life Insurance Company (U.S.A.) (“John Hancock (U.S.A.)”) and John Hancock Life Insurance Company of New York (“John Hancock New York”) (collectively, the “John Hancock Insurance Companies), although some shares are sold to certain other insurance companies not affiliated with John Hancock (“External Insurance Companies”). The John Hancock Insurance Companies and the External Insurance Companies are collectively referred to as the “Insurance Companies.” Each of the John Hancock Insurance Companies and John Hancock Distributors, LLC, (“JH Distributors”), is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. The ultimate parent entity of each such insurance company and of JH Distributors is Manulife Financial Corporation (“MFC”), the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

As of the Record Date, shares of each Fund were legally owned by the Insurance Companies and the Fund of Funds as noted in Appendix A.

Each of the Insurance Companies holds shares of the Trust directly and/or attributable to contracts in their separate accounts. Such separate accounts include separate accounts registered under the 1940 Act (“Registered Separate Accounts”) as well as unregistered separate accounts. An Insurance Company may legally own in the aggregate more than 25% of the shares of a series of the Trust. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a series of the Trust only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of such series.

John Hancock (U.S.A.) is a stock life insurance company originally organized under the laws of Pennsylvania, redomesticated under the laws of Michigan and having its principal address at 200 Bloor

3

Street East, Toronto, Ontario, Canada M4W 1E5. John Hancock New York is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Voting Procedures

The number of votes eligible to be cast at the Meeting with respect to a Fund, the percentage ownership of the outstanding shares of a Fund by each of the Insurance Companies and other share ownership information, as of the Record Date, are set forth in Appendix A (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

The Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to any shareholder or owner of contracts (“contract owner”) upon request. To obtain a report, please contact the Trust by calling [      ] or by writing to the Trust at 200 Berkeley Street, Boston, Massachusetts 02116, Attn.: Treasurer.

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116; or (ii) signing and returning a new proxy, in each case if received by the Trust by [September 8, 2022]; or (iii) attending the Meeting and voting shares. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of a Proposal. Instructions from contract owners may be revoked by: (i) mailing written instructions addressed to the Secretary of Trust at 200 Berkeley Street, Boston, Massachusetts 02116; or (ii) signing and returning a new voting instructions form, in each case if received by the Trust by the close of business on [September 8, 2022].

Quorum; Definition of a Majority of Outstanding Voting Securities. Shareholders of record and variable insurance and annuity contract owners eligible to give voting instructions at the Record Date, will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of each Fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A plurality of the Trust is required to approve Proposal 1. A Majority of the Outstanding Voting Securities (defined below) of the Trust is required to approve Proposals 2 and 3, except as otherwise stated herein. As used in this Proxy Statement, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1)	67% or more of the voting securities of a Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy; or
(2)	more than 50% of the outstanding voting securities of a Fund.

Shareholders and variable insurance and annuity contract owners eligible to give voting instructions are entitled to one vote for each share of Series I, Series II, Series III and Series NAV held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more Proposals in accordance with applicable law to permit further solicitation of proxies. The chair of the Meeting may adjourn the meeting to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place are announced at the Meeting at which the adjournment is taken. At the adjourned meeting, the Trust may transact such business which properly may have been transacted at the Meeting. Any adjourned meeting may be held as adjourned one or more times without further notice on a date that is a reasonable time after the date of the Meeting. Because Registered Separate Accounts of the John Hancock Insurance Companies and Fund of Funds hold over 30% of each Fund’s shares, the presence of a quorum is assured.

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Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present but do not count as votes cast with respect to a Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a Proposal.

Cost of Preparation of Proxy Materials. The costs of the preparation of these proxy materials will be borne by the Funds, allocated among them on the basis of their relative net assets.

Solicitation Costs and Distribution of Proxies. In addition to the preparation of these proxy materials, proxies will be mailed and may be solicited by telephone, by fax, by email, or in person by the Trustees, officers and employees of the Trusts; by personnel of the Advisor, its affiliates, or by broker-dealer firms. Broadridge Financial Solutions, Inc. has been retained to assist in the mailing and solicitation of proxies at a cost of approximately $[___]. The costs of the distribution of these proxy materials and any proxy solicitation will be borne by the Funds, allocated among them on the basis of their relative net assets.

Fund Voting. Shares of each Fund will be voted in the aggregate and not by class of shares with respect to all three Proposals.

Solicitation of Proxies and Voting Instructions

The Trust is soliciting proxies from the shareholders of each Fund, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement to the owners of variable contracts participating in Registered Separate Accounts that hold shares of each Fund to be voted at the Meeting, and will solicit voting instructions from those contract owners.

Each John Hancock Insurance Company will vote shares of a Fund held in its Registered Separate Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions or if no instruction is made, “for” each Proposal; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Separate Accounts. The John Hancock Insurance Companies will vote shares of a Fund held by them directly (i.e., not through a separate account) in the same proportion as the voting instructions timely received by the John Hancock Insurance Companies from contract owners participating in all their Registered Separate Accounts.

In accordance with their proxy voting procedures, the Funds of Funds will vote shares of a Fund in the same proportion as the vote of all other shareholders of the Fund unless the Fund of Funds are the only shareholders of the Fund. In such case, each Fund of Funds will vote the shares of the Fund in the same proportion as the vote of the shareholders of the Fund of Funds.

The John Hancock Insurance Companies will vote shares of a Fund held by them through separate accounts that are not registered under the 1940 Act in accordance with instructions provided by an independent fiduciary selected by the John Hancock Insurance Companies.

Each External Insurance Company holds its shares of each Fund in a separate account which serves as a funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each External Insurance Company will vote its shares of a Fund held in its respective separate account in accordance with instructions received from contract owners having a voting interest in the separate account. Fund shares held in a separate account for which no timely instructions are received will be voted by most External Insurance Companies in proportion to the voting instructions that are received with respect to all contract owners participating in such External Insurance Companies separate account.

The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

5

PROPOSAL 1

ELECTION OF EIGHT TRUSTEES AS

MEMBERS OF THE BOARD OF TRUSTEES OF JHVIT

(All Shareholders of JHVIT)

Shareholders are being asked to elect each of the individuals nominated by the Board listed below (each, a “Nominee” and collectively, the “Nominees”) as a member of the Board of Trustees of the Trust. Four of the Nominees currently are Trustees of JHVIT and have served in that capacity continuously since originally being appointed. Four of the Nominees, Noni L. Ellison, Dean Garfield, Patricia Lizarraga, and Paul Lorentz have not served as Trustees of the Trust. Because JHVIT is not required to and does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she otherwise dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

At a videoconference meeting held on May 23, 2022, the Nominating and Governance Committee of the Board considered the proposed Trustee candidates and determined to recommend the election of the Nominees to the full Board of the Trust. Acting on that recommendation, at a videoconference meeting held on June 21-23, 2022, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trust to vote on the election of the Nominees to the Board.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Meeting, any Nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as Nominee or Nominees. All of the Nominees have consented to being named in this proxy statement and to serve if elected. JHVIT knows of no reason why any Nominee would be unable or unwilling to serve if elected.

The business and affairs of JHVIT, including of all the Funds, are managed under the direction of the Board. As stated above, JHVIT currently has 50 separate Funds, and each Trustee oversees all Funds. In addition to the Funds, some Trustees also oversee other funds advised by the Advisor or its affiliates (collectively with the Funds, the “John Hancock Fund Complex”).

Information Concerning Nominees

The following tables set forth certain information regarding the Nominees: Andrew G. Arnott, James R. Boyle, Marianne Harrison, Frances G. Rathke, Noni L. Ellison, Dean Garfield, Patricia Lizarraga, and Paul Lorentz. The tables present information regarding the Nominees’ principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the tables include information concerning other directorships held by each Nominee in other registered investment companies or publicly traded companies. Information is listed separately for each Nominee who is an “interested person” (as defined in the 1940 Act) of the Trust (each, a “Non-Independent Trustee”) and the Independent Trustees. As of December 31, 2021, the John Hancock Fund Complex consisted of 191 funds (including separate series of series mutual funds).

The Board appointed Mr. Arnott and Ms. Harrison to serve as Non-Independent Trustees on June 20, 2017 and June 19, 2018, respectively, and Ms. Rathke to serve as an Independent Trustee on September 15, 2020. In addition, although James R. Boyle initially was designated a Non-Independent Trustee, as of March 22, 2018, he is considered an Independent Trustee. The address of each Nominee is 200 Berkeley Street, Boston, Massachusetts 02116.

6

Eight Nominees Standing For Election

Non-Independent Trustees Who Are Nominees
Name (Birth Year)	Current Position(s) with JHVIT[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
Andrew G. Arnott[2] (1971)	Trustee (since 2017); President (since 2014)

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Trustee of various trusts within the John Hancock Fund Complex (since 2017).

191
Marianne Harrison[2] (1963)	Trustee (since 2018)

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017–2019); Member, Board of Directors, Manulife Assurance Canada (2015–2017); Board Member, St. Mary’s General Hospital Foundation (2014–2017); Member, Board of Directors, Manulife Bank of Canada (2013–2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013–2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013).

Trustee of various trusts within the John Hancock Fund Complex (since 2018).

191
Paul Lorentz[2] (1968)	Nominee for Trustee	Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013-2017); President, Manulife Investments (2010-2016).	191
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(1)	Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.
(2)	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
Independent Trustees Who Are Nominees
Name (Birth Year)	Current Position(s) with JHVIT[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
James R. Boyle (1959)	Trustee (2005-2014 and since 2015)	Foresters Financial, Chief Executive Officer (2018-2022) and board member (2017-2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).	191
Frances G. Rathke (1960)	Trustee (since 2020)	Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).	191
Noni L. Ellison (1971)	Nominee for Trustee	Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (Since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017-2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015-2017); Board	191
8

Member, Goodwill of North Georgia, 2018 (FY2019) - 2020 (FY2021);

Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present).

Dean Garfield (1968)	Nominee for Trustee	Vice President, Netflix, Inc. (Since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009-2019); NYU School of Law Board of Trustees (Since 2021); [Member, U.S. Department of Transportation, Advisory Committee on Automation (Since 2021)]; President of the United States’, Trade Advisory Council (2010-2018); [Board Member], College for Every Student (2017-2021); [Board Member,] The Seed School of Washington, D.C. (2012-2017).	191
Patricia Lizarraga (1966)	Nominee for Trustee	Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (Since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (Since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (Since 2017); Trustee, Museum of Art of Lima (Since 2009).	191

(1)	Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

Correspondence intended for any of the Trustees may be sent to the attention of the individual Trustee or to the Board at 200 Berkeley Street, Boston, Massachusetts 02116. All communications addressed to the Board or individual Trustees will be logged and sent to the Board or individual Trustee.

Information Concerning Other Trustees

The following table sets forth information concerning the Trustees of the Trust who are not standing for election at the Meeting. All of these Trustees are Independent Trustees. The address of each Independent Trustee who is not a Nominee is 200 Berkeley Street, Boston, Massachusetts 02116.

Trustees Not Standing For Election

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Independent Trustees Who Are Not Nominees

Name (Birth Year)	Current Position(s) with JHVIT[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Peter S. Burgess (1942)	Trustee (since 2005)	Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004–2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).	191
William H. Cunningham (1944)	Trustee (since 2012)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).	191
Grace K. Fey (1946)	Trustee (since 2008)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	191
Deborah C. Jackson (1952)	Trustee (since 2012)

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018–2020); Board of Directors, National Association of Corporate Directors/New England (2015–2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee of various trusts within the John Hancock Fund Complex (since 2008).

			191
Hassell H. McClellan (1945)	Trustee (since 2005) and Chairperson of the Board (since 2017)	Director/Trustee, Virtus Funds (2008–2020); Director, The Barnes Group (2010–2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.	191

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Name (Birth Year)	Current Position(s) with JHVIT[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Steven R. Pruchansky (1944)	Trustee and Vice Chairperson of the Board (since 2012)

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

			191
Gregory A. Russo (1949)	Trustee (since 2012)	Director and Audit Committee Chairman (2012–2020), and Member, Audit Committee and Finance Committee (2011–2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	191

(1)	Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

Principal Officers Who Are Not Trustees or Nominees

The following table presents information regarding the current principal officers of JHVIT who are neither current Trustees nor Nominees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. Each such officer’s business address is 200 Berkeley Street, Boston, Massachusetts 02116.

Name (Birth Year)	Positions With JHVIT[1]	Principal Occupation(s) During the Past 5 Years
Charles A. Rizzo (1957)	Chief Financial Officer (since 2007)	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
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Salvatore Schiavone (1965)	Treasurer (since 2012)

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler (1973)	Secretary and Chief Legal Officer (since 2018)

Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).

Trevor Swanberg (1979)	Chief Compliance Officer (since 2020)	Chief Compliance Officer John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2019 – 2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016 – 2019); Vice President, State Street Global Advisors (2015 – 2016) ); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).

(1) Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until her or she dies, retires, resigns, is removed or becomes disqualified.

[Currently, the President, Treasurer and Secretary of JHVIT are furnished to JHVIT pursuant to the Advisory Agreement and receive no compensation from JHVIT.] These officers spend only a portion of their time on the affairs of JHVIT.

Additional Information about the Trustees and Nominees

In addition to the description of each Trustee’s or Nominee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s and Nominee’s specific experience, qualifications, attributes or skills with respect to each Trust. The information in this section should not be understood to mean that any of the Trustees or Nominees is an “expert” within the meaning of the federal securities laws.

The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee or Nominee represent a diversity of experiences and a variety of complementary skills and expertise. Each Trustee and four of the Nominees have experience as board members. Mr. Arnott, Mr. Boyle, Ms. Harrison, and Ms. Rathke have experience as a Trustees of John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Funds and the other funds in the John Hancock Fund Complex in a manner consistent with the best interests of the Funds’ shareholders. When considering potential

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nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Independent Trustees

James R. Boyle – Mr. Boyle has high-level executive, financial, operational, governance, regulatory and leadership experience in the financial services industry, including in the development and management of registered investment companies, variable annuities, retirement and insurance products. Mr. Boyle is the former President and CEO of a large international fraternal life insurance company and is the former President and CEO of multi-line life insurance and financial services companies. Mr. Boyle began his career as a Certified Public Accountant with Coopers & Lybrand.

Peter S. Burgess – As a financial consultant, Certified Public Accountant, and former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham – Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and at the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey – Ms. Fey has significant governance, financial services, and asset management industry expertise based on her extensive non-profit board experience, as well as her experience as a consultant to non-profit and corporate boards, and as a former director and executive of an investment management firm.

Deborah C. Jackson – Ms. Jackson has leadership, governance, management, and operational oversight experience as the lead director of a large bank, president of a college, and as the former chief executive officer of a major charitable organization. She also has expertise in financial services matters and oversight and corporate governance experience as a current and former director of various other corporate organizations, including an insurance company, a regional stock exchange, a telemedicine company, and non-profit entities.

Hassell H. McClellan – As a former professor of finance and policy in the graduate management department of a major university, a director of a public company, and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

Steven R. Pruchansky – Mr. Pruchansky has entrepreneurial, executive and financial experience as a senior officer and chief executive of business in the retail, service and distribution companies and a current and former director of real estate and banking companies.

Frances G. Rathke – Through her former positions in senior financial roles, as a former Certified Public Accountant, and as a consultant on strategic and financial matters, Ms. Rathke has experience as a leader overseeing, conceiving, implementing, and analyzing strategic and financial growth plans, and financial statements. Ms. Rathke also has experience in the auditing of financial statements and related materials. In addition, she has experience as a director of various organizations, including a publicly traded company and a non-profit entity.

Gregory A. Russo – As a retired Certified Public Accountant, Mr. Russo served as a partner and Global Vice Chairman in a major independent registered public accounting firm, as well as a member of its

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geographic boards of directors and International Executive Team. As a result of Mr. Russo’s diverse global responsibilities, he possesses accounting, finance and executive operating experience.

Noni L. Ellison – As a senior vice president, general counsel, and corporate secretary with over 25 years of executive leadership experience, Ms. Ellison has management and business expertise in legal, regulatory, compliance, operational, quality assurance, international, finance and governance matters.

Dean Garfield – As a former president and chief executive officer of a leading industry organization and current vice-president of a leading international company, Mr. Garfield has significant global executive operational, governance, regulatory, and leadership experience. He also has experience as a leader overseeing and implementing global public policy matters including strategic initiatives.

Patricia Lizarraga – Through her current positions as an independent board director, audit committee chair, and chief executive officer of an investment advisory firm, Ms. Lizarraga has expertise in financial services and investment matters, and operational and risk oversight. As former governance committee chair, Ms. Lizarraga has a strong understanding of corporate governance and the regulatory frameworks of the investment management industry.

Non-Independent Trustees

Andrew G. Arnott – Through his positions as Executive Vice President of John Hancock Financial Services; Director and Executive Vice President John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC; President of John Hancock Investment Management Distributors LLC; and President of the John Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Marianne Harrison – Through her position as President and CEO, John Hancock, and previous experience as President and CEO, Manulife Canadian Division, President and General Manager for John Hancock Long-Term Care Insurance, and Executive Vice President and Controller for Manulife, Ms. Harrison has experience as a strategic business builder expanding product offerings and distribution, enabling her to provide management input to the Board.

Paul Lorentz – [Through his position as Global Head of Manulife Wealth and Asset Management, Mr. Lorentz has experience with retirement, retail and asset management solutions offered by Manulife worldwide, enabling him to provide management input to the Board.]

Duties of Trustees; Committee Structure

JHVIT is organized as a Massachusetts business trust. Under JHVIT’s Declaration of Trust, the Trustees are responsible for managing the affairs of JHVIT, including the appointment of advisors and subadvisors. Each Trustee and Nominee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Trustees and Nominees” above). The Board appoints officers who assist in managing the day-to-day affairs. The Board met six times during JHVIT’s last fiscal year ending December 31, 2021.

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       The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in JHVIT’s Statement of Additional Information or pursuant to JHVIT’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Ms. Harrison and Messrs. Arnott and Boyle, as current or former senior executives of the Advisor and the Distributor (or of their parent company, MFC), and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of each Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Investment Committee; and Nominating and Governance Committee. The current membership of each committee is set forth below.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Burgess and Cunningham and Ms. Rathke). Ms. Rathke serves as Chairperson of this Committee. This Committee reviews the internal and external accounting and auditing procedures of the Trusts and, among other things, considers the selection of an independent registered public accounting firm for the Trusts, approves all significant services proposed to be performed by their independent registered public accounting firm(s) and considers the possible effect of such services on their independence. Mr. Burgess has been designated by the Board as an “audit committee financial expert”, as defined in the SEC rules. This Committee met four times during the fiscal year ended December 31, 2021.

Compliance Committee. The Board also has a standing Compliance Committee (Mses. Fey and Jackson). Ms. Fey serves as Chairperson of this Committee. This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. This Committee met four times during the fiscal year ended December 31, 2021.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Messrs. Boyle, Pruchansky, and Russo). Mr. Russo serves as Chairperson of this Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal

15

affairs of the Funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the Funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the Funds. This Committee met four times during the fiscal year ended December 31, 2021.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each, an “Investment Sub-Committee”). Ms. Jackson and Messrs. Boyle, Cunningham, and Pruchansky serve as Chairpersons of the Investment Sub-Committees. Each Investment Sub-Committee reviews investment matters relating to a particular group of funds in the John Hancock Fund Complex and coordinates with the full Board regarding investment matters. The Investment Committee met five times during the fiscal year ended December 31, 2021.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee. This Committee met five times during the fiscal year ended December 31, 2021.

Shareholder nominations may be submitted to the Secretary of the Trust who will then forward the nominations to the Chairman of the Nominating and Governance Committee. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act in order to be considered by the Nominating and Governance Committee. In evaluating a nominee recommended by a shareholder, the Nominating and Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the Trust’s proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust’s proxy statement.

As noted in Exhibit A, while the re-nomination of existing Trustees will not be viewed as automatic, the Nominating and Governance Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the “Statement of Policy on Criteria for Selecting Independent Trustees” set forth in Annex A to Exhibit A. Consequently, while the Nominating and Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Nominating and Governance Committee may only act upon such recommendations if there is a vacancy on the Board, or the Nominating and Governance Committee determines that the selection of a new or additional Trustee is in the best interests of the Trust. In the event that a vacancy arises or a change in the Board membership is determined to be advisable, the Nominating and Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means as discussed in Exhibit A.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by the Advisor, the Funds’ CCO and other service providers to the Funds. The Advisor has

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primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. Each Fund’s subadvisor, subject to oversight of the Advisor, is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of four Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO or his/her designee regarding subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the Funds’ subadvisors to receive reports regarding management of the Funds, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, assisted by the Funds’ Pricing Committee (composed of officers of the Trust), which calculates fair value determinations pursuant to procedures adopted by the Board.

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, the Advisor, the subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the Funds’ Advisor on a periodic basis regarding the risks facing the Funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, the

17

Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors, and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Trustees

The Trust pays fees to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following tables show the compensation paid to each Independent Trustee for his or her service as a Trustee for the most recent fiscal years. Each Independent Trustee receives in the aggregate from the Trust and the other open-end funds in the John Hancock Fund Complex an annual retainer of $265,000, a fee of $22,000 for each regular meeting of the Trustees (in person or via videoconference or teleconference) and a fee of $5,000 for each special meeting of the Trustees (in person or via videoconference or teleconference). The Chairperson of the Board receives an additional retainer of $180,000. The Vice Chairperson of the Board receives an additional retainer of $20,000. The Chairperson of each of the Audit Committee, Compliance Committee, and Contracts, Legal & Risk Committee receives an additional $40,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $20,000 retainer.

The following table shows the compensation paid to each Trustee for his or her service as a trustee during JHVIT’s fiscal year ended December 31, 2021. In this table, the amount shown for each of Noni L. Ellison, Dean Garfield, and Patricia Lizarraga for certain periods is “None” since each of these individuals was not yet a member of the Board. JHVIT does not have a pension, retirement or deferred compensation plan for any of its Trustees or officers.

Independent Trustees	Aggregate Compensation from the Trust for Fiscal Year Ended December 31, 2021	Total Compensation from John Hancock Fund Complex for Fiscal Year Ended December 31, 2021
Charles L. Bardelis[1]	$102,994	$420,000
James R. Boyle	$102,994	$420,000
Peter S. Burgess	$108,532	$440,000
William H. Cunningham	$102,994	$420,000
Grace K. Fey	$108,532	$440,000
Deborah C. Jackson	$102,994	$420,000
Hassell H. McClellan	$141,761	$560,000
James M. Oates[2]	$43,626	$177,000

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Steven R. Pruchansky	$102,994	$420,000
Frances G. Rathke	$96,104	$395,000
Gregory A. Russo	$108,532	$440,000
Noni L. Ellison	None	None
Dean Garfield	None	None
Patricia Lizarraga	None	None
Interested Trustee
Andrew G. Arnott	$0	$0
Marianne Harrison	$0	$0
Paul Lorentz	None	None

(1)	Mr. Bardelis retired as Trustee effective December 31, 2021.
(2)	Mr. Oates retired as Trustee effective April 30, 2021.

Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, owned beneficially by the Trustees as of December 31, 2021. The table lists only those Funds in which one or more of the Trustees own shares. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may not own shares of the Funds directly; they may own shares beneficially through variable insurance contracts.

Fund/Trustees	Arnott	Boyle	Burgess	Cunningham	Fey	Harrison	Jackson
500 Index Trust	$1 - 10,000	None	None	None	None	None	None
Active Bond Trust	None	None	None	None	None	None	None
American Asset Allocation Trust	None	None	None	None	None	None	None
American Global Growth Trust	None	None	None	None	None	None	None
American Growth Trust	None	None	None	None	None	None	None
American Growth-Income Trust	None	None	None	None	None	None	None
American International Trust	None	None	None	None	None	None	None
Blue Chip Growth Trust	None	None	None	None	None	None	None
Capital Appreciation Trust	None	None	None	None	None	None	None
Capital Appreciation Value Trust	None	None	None	None	None	None	None
Core Bond Trust	None	None	None	None	None	None	None
Disciplined Value International Trust	None	None	None	None	None	None	None
Emerging Markets Value Trust	None	None	None	None	None	None	None
19

Fund/Trustees	Arnott	Boyle	Burgess	Cunningham	Fey	Harrison	Jackson
Equity Income Trust	None	None	None	None	None	None	None
Financial Industries Trust	None	None	None	None	None	None	None
Fundamental All Cap Core Trust	None	None	None	None	None	None	None
Fundamental Large Cap Value Trust	None	None	None	None	None	None	None
Global Equity Trust (formerly Global Trust)	None	None	None	None	None	None	None
Health Sciences Trust	None	None	$50,001 - $100,000	None	None	None	None
High Yield Trust	None	None	None	None	None	None	None
International Equity Index Trust	$1 - $10,000	None	None	None	None	None	None
International Small Company Trust	None	None	None	None	None	None	None
Investment Quality Bond Trust	None	None	None	None	None	None	None
Lifestyle Balanced Portfolio	None	None	None	None	None	None	None
Lifestyle Conservative Portfolio	None	None	None	None	None	None	None
Lifestyle Growth Portfolio	None	Over $100,000	None	Over $100,000	None	None	None
Lifestyle Moderate Portfolio	None	None	None	None	None	None	None
Managed Volatility Balanced Portfolio	None	None	None	None	Over $100,000	None	None
Managed Volatility Conservative Portfolio	None	None	None	None	None	None	None
Managed Volatility Growth Portfolio	None	None	$10,001 - $50,000	None	None	None	None
Managed Volatility Moderate Portfolio	None	None	None	None	None	None	None
Mid Cap Growth Trust	None	None	$10,001 - $50,000	None	None	None	None
Mid Cap Index Trust	$1 - $10,000	None	None	None	None	None	None
Mid Value Trust	None	None	None	None	None	None	None
Money Market Trust	None	None	None	None	None	None	None
Opportunistic Fixed Income Trust	None	None	None	None	None	None	None
Real Estate Securities Trust	None	None	None	None	None	None	None
Science & Technology Trust	None	None	Over $100,000	None	None	None	None
Select Bond Trust	None	None	None	None	None	None	None
20

Fund/Trustees	Arnott	Boyle	Burgess	Cunningham	Fey	Harrison	Jackson
Short Term Government Income Trust	None	None	None	None	None	None	None
Small Cap Index Trust	$1 - $10,000	None	None	None	None	None	None
Small Cap Opportunities Trust	None	None	None	None	None	None	None
Small Cap Stock Trust	None	None	$10,001 - $50,000	None	None	None	None
Small Cap Value Trust	None	None	None	None	None	None	None
Small Company Value Trust	None	None	None	None	None	None	None
Strategic Equity Allocation Trust	None	None	None	None	None	None	None
Strategic Income Opportunities Trust	None	None	None	None	None	None	None
Total Bond Market Trust	None	None	None	None	None	None	None
Total Stock Market Index Trust	None	None	None	None	None	None	None
Ultra Short Term Bond Trust	None	None	None	None	None	None	None
Total - John Hancock Funds Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Fund/Trustees	McClellan	Pruchansky	Rathke	Russo	Ellison	Garfield	Lizarraga	Lorentz
500 Index Trust	None	None	None	None	None	None	None	None
Active Bond Trust	None	None	None	None	None	None	None	None
American Asset Allocation Trust	None	None	None	None	None	None	None	None
American Global Growth Trust	None	None	None	None	None	None	None	None
American Growth Trust	None	None	None	None	None	None	None	None
American Growth-Income Trust	None	None	None	None	None	None	None	None
American International Trust	None	None	None	None	None	None	None	None
Blue Chip Growth Trust	None	None	None	None	None	None	None	None
Capital Appreciation Trust	None	None	None	None	None	None	None	None
Capital Appreciation Value Trust	None	None	None	None	None	None	None	None
Core Bond Trust	None	None	None	None	None	None	None	None
Disciplined Value International Trust	None	None	None	None	None	None	None	None
Emerging Markets Value Trust	None	None	None	None	None	None	None	None
21

Fund/Trustees	McClellan	Pruchansky	Rathke	Russo	Ellison	Garfield	Lizarraga	Lorentz
Equity Income Trust	None	None	None	None	None	None	None	None
Financial Industries Trust	$10,001 - $50,000	None	None	None	None	None	None	None
Fundamental All Cap Core Trust	None	None	None	None	None	None	None	None
Fundamental Large Cap Value Trust	None	None	None	None	None	None	None	None
Global Equity Trust (formerly Global Trust)	$10,001 - $50,000	None	None	None	None	None	None	None
Health Sciences Trust	None	None	None	None	None	None	None	None
High Yield Trust	None	None	None	None	None	None	None	None
International Equity Index Trust	None	None	None	None	None	None	None	None
International Small Company Trust	None	None	None	None	None	None	None	None
Investment Quality Bond Trust	None	None	None	None	None	None	None	None
Lifestyle Balanced Portfolio	None	None	None	None	None	None	None	None
Lifestyle Conservative Portfolio	None	None	None	None	None	None	None	None
Lifestyle Growth Portfolio	None	None	None	None	None	None	None	None
Lifestyle Moderate Portfolio	None	None	None	None	None	None	None	None
Managed Volatility Balanced Portfolio	None	None	None	None	None	None	None	None
Managed Volatility Conservative Portfolio	None	None	None	None	None	None	None	None
Managed Volatility Growth Portfolio	$10,001 - $50,000	None	None	None	None	None	None	None
Managed Volatility Moderate Portfolio	None	None	None	None	None	None	None	None
Mid Cap Growth Trust	None	None	None	None	None	None	None	None
Mid Cap Index Trust	None	None	None	None	None	None	None	None
Mid Value Trust	None	None	None	None	None	None	None	None
Money Market Trust	None	None	None	None	None	None	None	None
Opportunistic Fixed Income Trust	None	None	None	None	None	None	None	None
Real Estate Securities Trust	None	None	None	None	None	None	None	None
Science & Technology Trust	None	None	None	None	None	None	None	None
Select Bond Trust	None	None	None	None	None	None	None	None
22

Fund/Trustees	McClellan	Pruchansky	Rathke	Russo	Ellison	Garfield	Lizarraga	Lorentz
Short Term Government Income Trust	None	None	None	None	None	None	None	None
Small Cap Index Trust	None	None	None	None	None	None	None	None
Small Cap Opportunities Trust	None	None	None	None	None	None	None	None
Small Cap Stock Trust	None	None	None	None	None	None	None	None
Small Cap Value Trust	None	None	None	None	None	None	None	None
Small Company Value Trust	$50,001 - $100,000	None	None	None	None	None	None	None
Strategic Equity Allocation Trust	None	None	None	None	None	None	None	None
Strategic Income Opportunities Trust	None	None	None	None	None	None	None	None
Total Bond Market Trust	None	None	None	None	None	None	None	None
Total Stock Market Index Trust	None	None	None	None	None	None	None	None
Ultra Short Term Bond Trust	None	None	None	None	None	None	None	None
Total - John Hancock Funds Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	None	None	None

Material Relationships of the Independent Trustees

As of December 31, 2021, none of the Independent Trustees, nor any immediate family member, owned shares of the Advisor or a principal underwriter of the Funds, nor does any such person own shares of a company controlling, controlled by or under common control with the Advisor or a principal underwriter of the Funds.

There have been no transactions by the Funds since the beginning of the Funds’ last two fiscal years, nor are there any transactions currently proposed in which the amount exceeds $120,000, and in which any Independent Trustee of the Funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the Funds in an amount in excess of $120,000 at any time since that date.

No Independent Trustee, nor any immediate family member, has had in the past five years, any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, a principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or principal underwriter of the Funds. Moreover, no Independent Trustee or his or her immediate family member has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $120,000, in which the following persons were or are a party: the Funds, an officer of a Trust, any investment company sharing the same investment advisor or principal underwriter as the Funds or any officer of such a company, any investment advisor or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment advisor or principal underwriter of the Funds, or any officer of such a person.

23

Within the last two completed fiscal years of the Funds, no officer of any investment advisor or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with, the investment advisor or principal underwriter of the Funds, has served as a director on a board of a company where any of the Independent Trustees or Nominees, or immediate family members of such persons, has served as an officer.

Legal Proceedings

There are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the Funds within the past five years.

Required Vote

Shareholders of record and variable insurance and annuity contract owners eligible to give voting instructions at the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of each Fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. For Proposal 1, Trustees are elected by a plurality of the votes cast by holders of shares of JHVIT present [in person]/[by phone] or represented by proxy at the Meeting.

The Board, including all the Independent Trustees, recommends that shareholders of JHVIT vote “FOR” all the nominees.

24

PROPOSAL 2

APPROVAL OF AMENDMENT TO DECLARATION OF TRUST INCREASING

TIME PERMITTED BETWEEN RECORD DATE AND SHAREHOLDER MEETING

(All Funds)

Introduction

At its videoconference meetings held on June 21-23, 2022, the Board, including all of the Independent Trustees, unanimously determined that it would be in the best interests of JHVIT and its shareholders (as well as contract owners whose contract values are invested in shares of JHVIT) to amend JHVIT’s Declaration of Trust to increase the amount of time permitted between a record date and a shareholder meeting from sixty (60) days to ninety (90) days.

Background

Under corporate law, a “record date” is a cut-off date established by a company like JHVIT to determine the shareholders who are entitled to participate and vote in a shareholder meeting and the number of shares owned by or attributable to such shareholders at the shareholder meeting. For example, if a company selected November 1 as a record date, all investors owning shares of the company on November 1 would constitute “owners of record” and would be entitled to participate and vote in the shareholder meeting. Any investor purchasing shares after November 1 would not be entitled to participate and vote in the shareholder meeting if it did not previously own any shares in the company. Moreover, any owner of record who purchased additional shares following the record date would not be able to vote its additional shares and would be limited to voting the shares it owned as of the record date. Similarly, any owner of record who disposed of some or all of its shares following the record date would nevertheless be entitled to vote all of its shares as of the record date.

Record dates serve an important administrative function in identifying shareholders and their interests at a given time. They are critical in allowing companies like JHVIT to conduct business such as shareholder meetings by ensuring shareholder votes with fair and predictable processes. They also increase participation in shareholder votes by allowing companies to notify owners of record of a vote in advance, and they allow shareholders to make more informed voting decisions by providing them with sufficient time to consider proposals.

Proposal

JHVIT’s Declaration of Trust currently requires that the Board of Trustees select a record date that is no more than sixty (60) days before a shareholder meeting or any other action for which shareholders are entitled to notice and a vote or to be treated as shareholders of record. JHVIT is proposing to extend the permissible period between the record date and meeting date both for administrative ease and to allow shareholders additional opportunity to determine how and to what extent to participate in the voting process. Extending the notice period to ninety (90) days allows JHVIT to more thoroughly solicit shareholder voting instructions and cut down on potential additional costs to the Funds incurred in connection with potentially adjourning a meeting or mailing additional solicitations. The amendment would not modify the Declaration of Trust or its provisions related to record dates in any other way.

If this Proposal is approved by shareholders, Article V, Section 5.5, which addresses “Record Dates,” will be amended to provide substantially as follows (new language is bolded and deleted language is ~~stricken~~):

Section 5.5     Record Dates. For the purpose of determining the Shareholders who are entitled to notice of and to vote or act at any meeting or any adjournment thereof, or who are entitled to

25

receive any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books, the Trustees may fix a date and time not more than ~~60~~90 days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to notice of and to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.

Required Vote

For Proposal 2, approval of the proposed amendment to the Declaration of Trust will require the affirmative vote of a “Majority of the Outstanding Voting securities” of the Trust (as defined above under the heading “Voting Procedures - Quorum; Definition of Majority of Outstanding Voting Securities”). Shares of each Fund will be voted in the aggregate and not by class of shares with respect to the Proposal.

If Proposal 2 is not approved, this amendment will not be made to the Declaration of Trust.

The Board, including all the Independent Trustees, recommends that shareholders of JHVIT vote “FOR” Proposal 2.

26

PROPOSAL 3

APPROVAL OF AMENDMENT TO DECLARATION OF TRUST

MODIFYING DECLARATION OF TRUST AMENDMENT FILING REQUIREMENTS

(All Funds)

Introduction

At its videoconference meetings held on June 21-23, 2022, the Board, including all of the Independent Trustees, unanimously determined that it would be in the best interests of JHVIT and its shareholders (as well as contract owners whose contract values are invested in shares of JHVIT) to amend JHVIT’s Declaration of Trust to modify certain filing requirements related to amended and restated versions of the Declaration of Trust. Specifically, the Declaration of Trust currently requires the Trust to file a copy of the Declaration of Trust and all amendments thereto with both the Secretary of the Commonwealth of Massachusetts and the Boston City Clerk. At their meeting, the Trustees voted to approve a plan to remove these filing requirements. Under this Proposal, shareholders of JHVIT are being asked to approve an amendment to the Declaration of Trust to do so.

Background

The Declaration of Trust currently allows shareholders to inspect an original or copy of the Declaration of Trust and all amendments thereto in multiple ways. First, shareholders may visit the office of the Trust to inspect the Declaration of Trust. Second, shareholders may contact the offices of the Secretary of the Commonwealth of Massachusetts or the Boston City Clerk to do so, as the Declaration of Trust requires that copies of the Declaration of Trust and all amendments thereto to be filed with these offices. Additionally, although not required by the Declaration of Trust, the Trust currently provides shareholders with copies of the Declaration of Trust via mail or email upon request. The Declaration of Trust is also accessible via the Securities and Exchange Commission’s (“SEC”) Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) website.

Proposal

[It is the Board’s understanding that the vast majority of shareholders who wish to inspect a copy of the Trust’s Declaration of Trust do so electronically, either by requesting the Declaration of Trust via email or by visiting the SEC’s EDGAR website to do so. Few shareholders have ever expressed a desire to inspect the Declaration of Trust in person, either at the office of the Trust or at the offices of the Secretary of the Commonwealth of Massachusetts or the Boston City Clerk.] Accordingly, although shareholders will always be able to inspect the Declaration of Trust in the Trust’s office, the Trust no longer believes that filing amendments to the Declaration of Trust with the offices of the Commonwealth of Massachusetts or the Boston City Clerk is necessary to facilitate access or transparency for shareholders. Instead, the Trust believes that such a requirement can be removed from the Declaration of Trust without any significant effect on shareholders. If the Proposal is adopted, the Declaration of Trust will still require that the Trust file the Declaration of Trust in any governmental office where doing so is required by law. However, because filing the Declaration of Trust with the Secretary of the Commonwealth of Massachusetts and the Boston City Clerk is not currently required by law, the Trust would not need to do so unless relevant laws or regulations changed.

If this Proposal is approved by shareholders, Article VII, Section 7.5 will be amended to provide substantially as follows (deleted language is ~~stricken~~):

Section 7.5     Filing of Copies; References; Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be

27

filed by the Trust with ~~the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as~~ any ~~other~~ governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. A restated Declaration of Trust, containing the original Declaration of Trust and all amendments theretofore made, may be executed from time to time by a majority of the Trustees and shall~~, upon filing with the Secretary of The Commonwealth of Massachusetts,~~ be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various amendments thereto. In this instrument and in any such amendment, references to this instrument, and all expressions like “herein,” “hereof” and “hereunder” shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Required Vote

For Proposal 3, approval of the proposed amendment to the Declaration of Trust will require the affirmative vote of a “Majority of the Outstanding Voting securities” of the Trust (as defined above under the heading “Voting Procedures - Quorum; Definition of Majority of Outstanding Voting Securities”). Shares of each Fund will be voted in the aggregate and not by class of shares with respect to the Proposal.

If Proposal 3 is not approved, this amendment will not be made to the Declaration of Trust.

The Board, including all the Independent Trustees, recommends that shareholders of JHVIT vote “FOR” Proposal 3.

28

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (“PwC”), 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02116, has been selected as the independent registered public accounting firm for JHVIT for the fiscal year ending December 31, 2021 and has served as such for the last two fiscal years.

The independent registered public accounting firm examines annual financial statements for JHVIT, reviews regulatory filings that include those financial statements and provides other audit-related, non-audit, and tax-related services to JHVIT. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

Audit Fees. These fees represent aggregate fees billed for fiscal years ended December 31, 2020 and December 30, 2021 (the “Reporting Periods”) for professional services rendered by PwC for the audits of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such period. These services include the audits of the financial statements of JHVIT, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

Audit-Related Fees. These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by PwC that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees,” below. Such fees relate to professional services rendered by PwC for separate audit reports in connection with 17f-2 (under the 1940 Act) security counts and fund merger audit services.

Tax Fees. These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of each Fund’s federal and state income tax returns, excise tax calculations and returns and a review of each Fund’s calculations of capital gain and income distributions.

All Other Fees. These fees for the Reporting Periods relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

Fees Paid to PwC for the Last Two Fiscal Years Ended December 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2020	2021	2020	2021	2020	2021	2020	2021
500 Index Trust	$28,965	$30,002	$5	$5	$3,837	$3,989	$88	$18
Active Bond Trust	$44,942	$46,403	$5	$5	$3,837	$3,989	$88	$18
American Asset Allocation Trust	$15,370	$16,068	$5	$5			$88	$18
American Global Growth Trust	$15,370	$16,068	$5	$5			$88	$18
American Growth Trust	$15,370	$16,068	$5	$5			$88	$18
American Growth-Income Trust	$15,370	$16,068	$5	$5			$88	$18
American International Trust	$15,370	$16,068	$5	$5			$88	$18
29

Blue Chip Growth Trust	$26,498	$27,482	$5	$5	$3,837	$3,989	$88	$18
Capital Appreciation Trust	$26,790	$27,781	$5	$5			$88	$18
Capital Appreciation Value Trust	$30,025	$31,085	$5	$5			$88	$18
Core Bond Trust	$49,358	$50,935	$5	$5			$88	$18
Disciplined Value International Trust	$32,103	$33,227	$5	$5			$88	$18
Emerging Markets Value Trust	$39,103	$40,372	$5	$5	$3,837	$3,989	$88	$18
Equity Income Trust	$26,604	$27,591	$5	$5			$88	$18
Financial Industries Trust	$26,377	$27,358	$5	$5	$3,837	$3,989	$88	$18
Fundamental All Cap Core Trust	$26,377	$27,358	$5	$5	$3,837	$3,989	$88	$18
Fundamental Large Cap Value Trust	$26,377	$27,358	$5	$5	$3,837	$3,989	$88	$18
Global Equity Trust (formerly Global Trust)	$32,541	$35,476	$5	$5			$176	$684
Health Sciences Trust	$39,358	$40,663	$5	$5			$88	$18
High Yield Trust	$60,018	$61,875	$5	$5	$3,837	$3,989	$88	$18
International Equity Index Trust	$36,512	$37,723	$5	$5	$4,403	$4,566	$88	$18
International Small Company Trust	$39,196	$40,460	$5	$5	$4,403	$4,566	$88	$18
Investment Quality Bond Trust	$65,746	$67,754	$5	$5			$88	$18
Lifestyle Balanced Portfolio	$29,236	$30,259	$5	$5			$88	$18
Lifestyle Conservative Portfolio	$29,236	$30,259	$5	$5			$88	$18
Lifestyle Growth Portfolio	$29,236	$30,259	$5	$5			$88	$768
Lifestyle Moderate Portfolio	$29,236	$30,259	$5	$5			$88	$18
Managed Volatility Balanced Portfolio	$25,677	$26,607	$5	$5			$88	$18
Managed Volatility Conservative Portfolio	$25,677	$26,607	$5	$5			$88	$18
30

Managed Volatility Growth Portfolio	$25,677	$26,607	$5	$5			$88	$768
Managed Volatility Moderate Portfolio	$25,677	$26,607	$5	$5			$88	$18
Mid Cap Index Trust	$26,377	$27,358	$5	$5			$88	$18
Mid Cap Growth Trust		$43,968		$5		$3,989		$18
Mid Value Trust	$27,625	$28,638	$5	$5	$3,837	$3,989	$88	$18
Money Market Trust	$25,085	$26,038	$5	$5			$88	$18
Opportunistic Fixed Income Trust	$82,132	$84,561	$5	$5			$88	$18
Real Estate Securities Trust	$26,531	$27,516	$5	$5	$3,837	$3,989	$88	$18
Science & Technology Trust	$33,858	$35,035	$5	$5	$3,837	$3,989	$3,488	$18
Select Bond Trust	$52,078	$53,727	$5	$5	$3,837	$3,989	$88	$18
Short Term Government Income Trust	$59,235	$61,072	$5	$5	$3,837	$3,989	$88	$18
Small Cap Index Trust	$26,377	$27,358	$5	$5	$3,837	$3,989	$88	$18
Small Cap Opportunities Trust	$26,377	$27,358	$5	$5	$3,837	$3,989	$88	$18
Small Cap Stock Trust	$32,503	$33,645	$5	$5			$88	$18
Small Cap Value Trust	$30,293	$31,376	$5	$5			$88	$18
Small Company Value Trust	$26,377	$27,358	$5	$5			$88	$18
Strategic Equity Allocation Trust	$46,127	$47,605	$5	$5	$4,403	$4,566	$88	$18
Strategic Income Opportunities Trust	$64,408	$67,171	$5	$5	$4,403		$88	$18
Total Bond Market Trust	$41,041	$42,400	$5	$5	$3,837		$88	$18
Total Stock Market Index Trust	$26,377	$27,358	$5	$5	$3,837	$3,989	$88	$18
Ultra Short Term Bond Trust	$44,777	$46,234	$5	$5			$88	$19
John Hancock Fund Complex	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

The SEC’s auditor independence rules require the Audit Committee of the Board to pre-approve: (a) all audit and permissible non-audit services provided by JHVIT’s independent registered public accountants directly to JHVIT, and (b) those permissible non-audit services provided by JHVIT’s independent registered public accounting firm to the Advisor (not including any subadvisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to JHVIT (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of JHVIT. The Audit Committee has adopted policies and procedures regarding the pre-

31

approval of audit and non-audit services by the Trust’s independent registered public accounting firm (“Auditor”). The procedures are designed to assure that these services do not impair the Auditor’s independence. The procedures also require the Audit Committee to pre-approve non-audit services provided by the Auditor to the Trust, the Advisor or any entity controlling, controlled by or under common control with the Advisor (an “Advisor Affiliate”) where such services provided have a direct impact on the operations or financial reporting of the Trust, as further assurance that such services do not impair the Auditor’s independence. The procedures follow two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”); or (2) proposed services will require specific pre-approval (“specific pre-approval”). Unless a type of service provided by the Auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. The procedures describe the Audit, Audit-related, Tax and Other Non-Audit Services that have been pre-approved by the Audit Committee. The Audit Committee annually reviews these services and the amount of fees for each such service that have been pre-approved. The Audit Committee may delegate pre-approval authority to its chairperson or any other member or members.

[During the last two fiscal years, PwC billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.]

The Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining independent auditor’s independence. The aggregate non-audit fees billed by PwC for services rendered to JHVIT and rendered to the Affiliated Service Providers for each of the last two fiscal years were:

December 31, 2021 — $[1,075,452]

December 31, 2020 — $[1,336,489]

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

JHVIT is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHVIT must be received by JHVIT a reasonable time before JHVIT’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

[July 18, 2022]

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING [IN PERSON]/[BY PHONE] ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE.

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APPENDICES

PROXY STATEMENT OF

JOHN HANCOCK VARIABLE INSURANCE TRUST

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 9, 2022

Appendix A	Outstanding Shares and Share Ownership
Appendix B	Procedures for the Selection of Independent Trustees

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APPENDIX A

OUTSTANDING SHARES AND SHARE OWNERSHIP

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to the Series I, Series II, Series III and NAV shares (as applicable) of each Fund, and the percentage ownership thereof by each Insurance Company and the “Funds of Funds” are set forth below:

Fund	Share Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares held by Funds of Funds*
500 Index Trust
Active Bond Trust
American Asset Allocation Trust
American Global Growth Trust
American Growth Trust
American Growth-Income Trust
American International Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Capital Appreciation Value Trust
Core Bond Trust
Disciplined Value International Trust
Emerging Markets Value Trust
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Fund	Share Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares held by Funds of Funds*
Equity Income Trust
Financial Industries Trust
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
Global Equity Trust (formerly Global Trust)
Health Sciences Trust
High Yield Trust
International Equity Index Trust
International Small Company Trust
Investment Quality Bond Trust
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio
Managed Volatility Balanced Portfolio
Managed Volatility Conservative Portfolio
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Fund	Share Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares held by Funds of Funds*
Managed Volatility Growth Portfolio
Managed Volatility Moderate Portfolio
Mid Cap Index Trust
Mid Cap Growth Trust
Mid Value Trust
Money Market Trust
Opportunistic Fixed Income Trust
Real Estate Securities Trust
Science & Technology Trust
Select Bond Trust
Short Term Government Income Trust
Small Cap Index Trust
Small Cap Opportunities Trust
Small Cap Stock Trust
Small Cap Value Trust
Small Company Value Trust
Strategic Equity Allocation Trust
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Fund	Share Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares held by Funds of Funds*
Strategic Income Opportunities Trust
Total Bond Market Trust
Total Stock Market Index Trust
Ultra Short Term Bond Trust

___________________________

*Represents the aggregate percentage ownership of the Lifestyle Trusts and the Managed Volatility Trust.

[As of the Record Date, to the knowledge of JHVIT, no record owner of one or more variable contracts had voting authority with respect to 5% or more of the outstanding shares of any class of any of the Funds.]

[As of the Record Date, the Trustees and officers of the Trust, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of any of the Funds.]

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APPENDIX B

PROCEDURES OF THE TRUST FOR

THE SELECTION OF INDEPENDENT TRUSTEES

Exhibit A

Procedures for the Selection of New Independent Trustees

(1) The Nominating and Governance Committee shall consider recommendations for nominations from a wide variety of sources, including members of the Board, business contacts, the Company’s legal counsel, community leaders and members of management. The Nominating and Governance Committee may retain a professional search firm or a consultant to assist the Nominating and Governance Committee in a search for a qualified candidate.

(2) A biography of each candidate shall be acquired and shall be reviewed by counsel to the Independent Trustees and counsel to the Trust to determine the candidate’s eligibility to serve as an Independent Trustee.

(3) The Nominating and Governance Committee will select Independent Trustee candidates in accordance with its Statement of Policy on Criteria for Selecting Independent Trustees (attached hereto as Annex A). While the re-nomination of existing Trustees will not be viewed as automatic, the Nominating and Governance Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the Statement of Policy on Criteria for Selecting Independent Trustees. The Nominating and Governance Committee in considering the re-nomination of any existing Trustee will take into account such Trustee’s performance on the Board including any Board committee.

(4) The Nominating and Governance Committee shall meet to review the materials relating to each eligible candidate and to determine whether one or more of the candidates should be interviewed in person by the Nominating and Governance Committee. If the Nominating and Governance Committee determines that any candidate should be interviewed, he or she shall be interviewed by at least a majority of the members of the Nominating and Governance Committee. After interviewing the Trustee candidate(s), the Nominating and Governance Committee shall meet to determine whether to recommend one or more of the candidates to the full Board of Trustees.

Annex A

Statement of Policy on Criteria for Selecting Independent Trustees

The Nominating and Governance Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the criteria set forth below. The Nominating and Governance Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Nominating and Governance Committee finds that the criteria satisfied by the candidate and the candidate’s other qualifications demonstrate substantially the same level of fitness to serve as an Independent Trustee.

1.       The candidate should have unquestioned personal integrity and such other personal characteristics as a capacity for leadership and the ability to work well with others.

2.        The candidate may not be an “interested person” (as defined in the Investment Company Act of 1940) of the Advisor, and should have no material relationship, whether business, professional, familial or other, that would create an appearance of a lack of independence in respect of the Advisor or affiliates.

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3.       The candidate should be willing and able to commit the time necessary for attendance at meetings and the performance of other duties of an Independent Trustee.

4.       The candidate should have business, professional, academic or other experience and qualifications which demonstrate that he or she will make a valuable contribution as an Independent Trustee. In addition, the candidate should have sufficient financial or accounting knowledge to add value to the deliberations of the Independent Trustees.

5.       The candidate should have experience on corporate or other institutional bodies having oversight responsibilities.

6.       In addition, the Independent Trustees will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

It is the intent of the Nominating and Governance Committee that at least one Independent Trustee be an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR.

JHVITPX 07/22

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John Hancock
Investment Management

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.
2. Go to [ ]
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free [ ]
3. Follow the simple instructions.

Please detach at perforation before mailing.

JOHN HANCOCK VARIABLE INSURANCE TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 9, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

FUND NAME

The undersigned, revoking previous proxies, hereby appoint(s) Jay Aronowitz, Phil Fontana, Christopher Pompilio, Michael Tassinari, Charles Rizzo, Sal Schiavone, John J. Danello, Christopher Sechler, Ariel Ayanna, Sarah M. Coutu, Thomas Dee, Nicholas J. Kolokithas, Kinga Kapuscinski, Suzanne M. Lambert, Edward Macdonald, Mara C.S. Moldwin, Harsha Pulluru, Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock [ ] Fund (the "Fund"), a series of John Hancock Variable Insurance Trust (the "Trust"), which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Trust (the "Meeting") to be held [telephonically] on September 9, 2022, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated [ ], 2022, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals included in the Proxy Statement. [In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.]

Attending the Meeting via Telephone: To participate in the Meeting, shareholders of the Fund must call [ ] at [ ] no later than [ ] Eastern Time on [ ], and provide your full name and address. You will then be provided with the conference call dial-in information to attend the Meeting [telephonically]. Note that access to the Meeting is limited to shareholders of the Fund.

All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated [ ], 2022 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals included in the Proxy Statement.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable — Sign in the box above

Date ______________________

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee, or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sing in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on September 9, 2022.

The Proxy Statement for this Meeting is available [ ]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Trustees of the Trust. It will be voted as specified.
If no specification is made, this proxy shall be voted FOR the proposal.
If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF EACH OTHER PROPOSAL, FOR APPROVAL OF THE PROPOSAL.
TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

	FOR	AGAINST	ABSTAIN
1. Election of eight Trustees as members of the Board of Trustees of the Trust. • Andrew G. Arnott • James R. Boyle • Marianne Harrison • Paul Lorentz • Frances G. Rathke • Noni L. Ellison • Dean Garfield • Patricia Lizarraga ____________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)	☐	☐	☐
2. Approval of Amendment to Declaration of Trust increasing the amount of time permitted between a record date and a shareholder meeting.	☐	☐	☐
3. Approval of Amendment to Declaration of Trust modifying certain amendment filing requirements.	☐	☐	☐